ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
INDEX TO FINANCIAL STATEMENTS
SIGNATURES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Amendment No. 1

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 21, 1999

Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

5995 Mayfair Road, PO Box 3077, North Canton, Ohio	44720-8077

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000
—————————————————————————————————————————— ——————————

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Effective October 21, 1999, the Registrant purchased all of the outstanding stock of Procomp Amazonia Industria Eletronica, S.A. (“Procomp”), a Brazilian manufacturer of innovative technological solutions including personal computers, servers, software, professional services, and retail and banking automation equipment. The purchase price was $222 million which was paid in a combination of cash and stock. The Registrant issued 1,710,214 Common Shares on October 21, 1999 as part of the acquisition. The purchase price was arrived at after careful analysis of Procomp’s historical performance, current financial status and projected future growth. The cash portion of the purchase price was funded by the use of operating funds, liquidation of investments and drawing on short term lines of credit.

As part of the acquisition, the Registrant acquired property, plant and equipment used in the manufacture and distribution of Procomp’s products. Registrant intends to leave existing operations in place as each product line will be evaluated over the next year for continued feasibility.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

The financial statements of Procomp Amazonia Industria Eletronica, S.A. required by this item are contained in the financial statements and footnotes thereto listed in the Index on page 3 herein and are incorporated by reference herein.

(b)	Pro forma financial information.

The pro forma financial information required by this item is contained in the financial statements and footnotes thereto listed in the Index on page 3 and is incorporated by reference herein.

(c)	Exhibits

10.	Stock purchase agreement between Diebold, Incorporated and Procomp Amazonia Industria Eletronica, S.A.

99.	Press Release

INDEX TO FINANCIAL STATEMENTS

Page No.

PROCOMP AMAZONIA INDUSTRIA ELETRONICA, S.A.

Report Of Independent Auditors	4

Financial Statements

Consolidated Balance Sheets as of December 31, 1998 and 1997 (audited) and September 30, 1999 (unaudited)	5

Consolidated Statements of Income for the Years Ended December 31, 1998 and 1997 (audited) and for the Nine Months Ended September 30, 1999 and 1998 (unaudited)	6

Consolidated Statement of Shareholders’ Equity for the Years Ended December 31, 1998 and 1997 (audited)	7

Consolidated Statement of Financial Position for the Years Ended December 31, 1998 and 1997 (audited)	8

Notes To Financial Statements	9

PRO FORMA DATA FOR DIEBOLD, INC. AND PROCOMP AMAZONIA INDUSTRIA ELETRONICA, S.A.

Unaudited Pro Forma Financial Information	17

Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1999	18

Unaudited Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1998	19

Unaudited Pro Forma Condensed Consolidated Statements of Income for the 9 Months Ended September 30, 1999	20

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	21

Exhibits	21

(Free translation into English from the Financial Statements Previously issued in Portuguese)

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of
Procomp Amazonia Industria Eletronica S.A.
Sao Paulo — SP

1.	We have audited the accompanying consolidated balance sheets of Procomp Amazonia Industria Eletronica S.A. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholders’ equity and changes in financial position for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

2.	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

3.	In our opinion the consolidated balance sheets referred to in the first paragraph present fairly, in all material respects, the financial position of Procomp Amazonia Industria Eletronica S.A. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations, changes in shareholders’ equity and changes in their financial position for the years then ended in conformity with generally accepted accounting principles established by Brazilian Corporate Law.

4.	This report originally written in Portuguese has been translated into English for the convenience of the readers.

Sao Paulo, March 4, 1999

/s/Deloitte Touche Tohmatsu	/s/Agenor N. Yamamoto

DELOITTE TOUCHE TOHMATSU	Agenor N. Yamamoto

Auditores Independentes	Accountant

CRC 2 SP 011609/0-8	CRC 1 SP 115257/0-7

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 1998 AND 1997 (audited)
AND AS OF SEPTEMBER 30, 1999 (unaudited)
(Amounts in Brazilian reais — R$)

	September 30,	December 31,	December 31,
	1999	1998	1997

	(unaudited)	(audited)	(audited)
	R$	R$	R$
ASSETS

CURRENT ASSETS

Cash and banks	35,258,692	1,826,078	7,061,977

Short-term investments	17,055,121	63,612,965	3,662,245

Trade accounts receivable	62,980,837	53,713,246	54,510,750

Recoverable taxes	21,802,412	15,427,626	7,626,200

Other credits	25,289,116	14,315,953	9,963,615

Inventories	89,245,116	77,817,261	49,097,685

Prepaid expenses	647,672	412,018	429,677

Total current assets	252,278,966	227,125,147	132,352,149

LONG-TERM ASSETS

Intercompany loan	—	206,436	1,616,911

Collateralized marketable security	3,205,383	6,251,388	7,866,710

Deferred income tax	8,506,001	5,156,151	5,870,852

Technical assistance inventories	—	4,306,967	2,554,089

Other credits	658,429	898,396	1,124,996

Total long-term assets	12,369,813	16,819,338	19,033,558

PERMANENT ASSETS

Investments	281,477	1,449,292	523,328

Property, plant and equipment	28,579,760	17,067,888	17,617,158

Leased assets	—	5,357,315	9,480,509

Deferred assets	232,679	303,495	—

Total permanent assets	29,093,916	24,177,990	27,620,995

	293,742,695	268,122,475	179,006,702

LIABILITIES

CURRENT LIABILITIES

Suppliers	23,310,334	15,650,959	7,525,569

Loans and financing	56,094,858	54,634,332	7,704,382

Taxes and social charges payable	5,542,376	5,443,206	4,653,068

Accrual for vacation and social charges	7,986,558	4,750,604	3,971,597

Accrual for income and social contribution tax	1,391,153	955,933	917,329

Other accruals	17,159,382	2,969,830	2,009,389

Dividends payable	—	345,740	—

Accounts payable	1,743,659	3,314,776	1,479,566

Advances from customers	4,119,402	2,179,379	791,049

Total current liabilities	117,347,722	90,244,759	29,051,949

LONG-TERM LIABILITIES

Loans and financing	—	154,769	759,295

Intercompany loan	—	—	16,181

Accrual for labor contingencies	—	1,636,275	1,083,337

Total long-term liabilities	—	1,791,044	1,858,813

Minority interest	2	2	2

SHAREHOLDERS’ EQUITY

Capital	122,808,724	122,808,724	116,830,177

Premium on share capital	—	32,000	32,000

Capital reserve — investment subsidy	40,224,443	13,462,464	12,424,486

Profit reserve	—	1,773,861	956,791

Retained Earnings	13,361,804	38,009,621	17,852,484

Total shareholders’ equity	176,394,971	176,086,670	148,095,938

	293,742,695	268,122,475	179,006,702

See notes to consolidated financial statements.

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME FOR THE YEARS ENDED
DECEMBER 31, 1998 AND 1997 (audited)
AND FOR THE NINE-MONTH PERIODS ENDED
SEPTEMBER 30, 1999 AND 1998 (unaudited)
(Amounts in Brazilian reais — R$)

	September 30,	September 30,	December 31,	December 31,
	1999	1998	1998	1997

	(unaudited)	(unaudited)	(audited)	(audited)
	R$	R$	R$	R$
Gross sales and services revenue	485,413,562	334,705,812	462,623,549	315,750,300

Taxes on sales and returns	(87,404,642)	(27,293,744)	(39,489,007)	(37,370,629)

Net revenue	398,008,920	307,412,068	423,134,542	278,379,671

Cost of goods sold and of services rendered	(359,733,265)	(249,015,286)	(340,314,348)	(204,834,594)

Gross profit	38,275,655	58,396,782	82,820,194	73,545,077

Operating income/(expense)

Selling expense	(28,322,513)	(20,654,104)	(28,322,407)	(26,159,629)

General and administrative expense	(22,553,937)	(15,799,033)	(23,505,213)	(18,831,524)

Financial expense	(48,014,430)	(5,754,345)	(9,207,955)	(3,683,245)

Financial income	41,045,621	4,523,366	9,586,278	5,806,887

Other operating income/(expense), net	325,604	55,616	(69,255)	253,305

Total operating expense — net	(57,519,655)	(37,628,500)	(51,518,552)	(42,614,206)

Operating income	(19,244,000)	20,768,282	31,301,642	30,930,871

Non-operating expense	(6,072,002)	(588,115)	(830,138)	(1,156,226)

Income before income tax and social contribution and minority interest	(25,316,002)	20,180,167	30,471,504	29,774,645

Income tax and social contribution	815,223	(6,219,369)	(9,275,861)	(9,072,116)

Minority interest	—	—	—	(2)

Net income for the year	(24,500,779)	13,960,798	21,195,643	20,702,527

See notes to consolidated financial statements

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS
ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

	Capital reserve

	Subscribed
	and paid	Monetary	Premium on	Investment	Profit	Retained
	capitalquota	correction	share capital	subsidy	reserve legal	earnings

	R$	R$	R$	R$	R$	R$

BALANCE AT DECEMBER 31, 1996	34,962,689	9,221,414		24,718,595		18,189,015

Capital increase -

Extraord. Gen. Meeting 3/24/97	56,226,037	(9,221,414)		(26,922,356)		(20,082,267)

Extraord. Gen. Meeting 3/24/97	2,811,274

Extraord. Gen. Meeting 4/9/97	1,608,177

Extraord. Gen. Meeting 4/18/97	21,222,000

Premium on share capital			32,000

Investment Subsidy for the year:

Income taxes				5,978,546

ICMS (State value-added tax)				7,295,415

Reversal of income tax on unrealized profits				1,354,286

Net income for the year						20,702,527

Appropriation of net income:

Transfer to legal reserve					956,791	(956,791)

BALANCE AT DECEMBER 31, 1997	116,830,177	—	32,000	12,424,486	956,791	17,852,484

Portion of the equity subsidiaries

Mecaf and PCS valued at adj. cost (see note 4)						1,778,564

Capital increase -

Extraord. Gen. Meeting 12/4/98	5,978,547			(5,978,547)

Investment Subsidy for the year:

Income taxes				3,318,074

ICMS (State value-added tax)				3,171,885

Reversal of income tax on unrealized profits				526,566

Net income for the year						21,195,643

Appropriation of net income:

Transfer to legal reserve					817,070	(817,070)

Dividends						(2,000,000)

BALANCE AT DECEMBER 31, 1998	122,808,724	—	32,000	13,462,464	1,773,861	38,009,621

[Additional columns below]

[Continued from above table, first column(s) repeated]

Total

R$

BALANCE AT DECEMBER 31, 1996	87,091,713

Capital increase -

Extraord. Gen. Meeting 3/24/97

Extraord. Gen. Meeting 3/24/97	2,811,274

Extraord. Gen. Meeting 4/9/97	1,608,177

Extraord. Gen. Meeting 4/18/97	21,222,000

Premium on share capital	32,000

Investment Subsidy for the year:

Income taxes	5,978,546

ICMS (State value-added tax)	7,295,415

Reversal of income tax on unrealized profits	1,354,286

Net income for the year	20,702,527

Appropriation of net income:

Transfer to legal reserve

BALANCE AT DECEMBER 31, 1997	148,095,938

Portion of the equity subsidiaries

Mecaf and PCS valued at adj. cost (see note 4)	1,778,564

Capital increase -

Extraord. Gen. Meeting 12/4/98

Investment Subsidy for the year:

Income taxes	3,318,074

ICMS (State value-added tax)	3,171,885

Reversal of income tax on unrealized profits	526,566

Net income for the year	21,195,643

Appropriation of net income:

Transfer to legal reserve

Dividends	(2,000,000)

BALANCE AT DECEMBER 31, 1998	176,086,670

See notes to the consolidated financial statements.

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL POSITION FOR THE YEARS ENDED
DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

	December 31,	December 31,
	1998	1997

	(audited)	(audited)
	R$	R$
SOURCE OF FUNDS

From operation:

Net income for the year	21,195,643	20,702,527

Expenses/(income)which do not affect working capital:

Depreciation and amortization	13,039,054	19,666,722

Write-off of investments	—	1,120,779

Retirement of permanent assets	2,742,266	7,159,739

Total from operations	36,976,963	48,649,767

From shareholders’:

Increase/(decrease) in minority interest	—	(4,061,060)

Payment of capital increase	—	25,641,451

Premium on share capital	—	32,000

Total from shareholders’	—	21,612,391

From third parties:

Portion of the equity of the subsidiaries Mecaf and PCS valued at cost method (see note 4)	1,778,564	—

Investment in subsidies	6,489,959	13,273,961

Reversal of income tax on unrealized profit	526,566	1,354,286

Decrease in long-term assets	2,214,220	153,947

Increase in long-term liabilities	—	812,254

Total from third parties	11,009,309	15,594,448

Total source of funds	47,986,272	85,856,606

APPLICATION OF FUNDS

Acquisition of fixed assets	10,954,249	22,585,232

Increase in deferred assets	458,102	—

Acquisition of investments	925,964	804,947

Dividends	2,000,000	—

Decrease in long-term liabilities	67,769	—

Total application of funds	14,406,084	23,390,179

INCREASE IN NET WORKING CAPITAL	33,580,188	62,466,427

REPRESENTED BY

Current assets

At the end of the year	227,125,147	132,352,149

At the beginning of the year	132,352,149	70,086,266

Increase	94,772,998	62,265,883

Current liabilities

At the end of the year	90,244,759	29,051,949

At the beginning of the year	29,051,949	29,252,493

Increase/(decrease)	61,192,810	(200,544)

INCREASE IN WORKING CAPITAL	33,580,188	62,466,427

See notes to consolidated financial statements

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

1. COMPANY’S OPERATION

The Company and its subsidiaries are engaged in the industry, trade, lease, importation and exportation of electronic equipment and its accessories, parts and materials necessary for manufacturing the equipment; rendering of technical assistance services for installation and maintenance of the equipment; development and commercialization of computer programs; elaboration of integration design and solutions for the computer business. The Company’s operating activities (operating profit), conducted in the area covered by SUDAM (Superintendency for the Development of the Amazon), are income tax-exempt for a period of ten years beginning on January 15, 1993.

2. PRESENTATION OF FINANCIAL STATEMENTS

The consolidated financial statements are presented in accordance with Corporate Law accounting practices.

3. SIGNIFICANT ACCOUNTING POLICIES

3.1.	Short-term investments and collateralized marketable securities

Are recorded at cost plus interest earned to the balance sheet date.

3.2.	Trade accounts receivable and allowance for doubtful account

Trade accounts receivable and other credits are recorded and maintained in the balance sheet at the nominal value of the credit instruments. The allowance is recorded at an amount considered sufficient to cover potential losses on uncollectible accounts.

3.3.	Inventories

Are valued at average cost of acquisition or production, which does not exceed the replacement cost or realization value.

The inventory of materials shipped, for demonstration purposes, that does not return to the Company within a medium term of six months is charged to income as a provision for losses.

3.4.	Technical assistance inventory

Parts and components assigned for providing technical assistance services are valued by the average cost of acquisition and amortized at an annual rate of 20% to recognized their obsolescence. During 1997, back up assigned for providing technical assistance services were transferred to fixed assets and are being depreciated at a rate of 20% p.a.

3.5.	Property, plant and equipment

Operating assets

Are carried at acquisition or production cost, monetarily adjusted through December 31, 1995. Depreciation is calculated using the straight-line method at the following annual rates: industrial machinery, equipment and devices, furniture and fixtures and installations — 10%; computer equipment — 20% to 50%; right to use software — 20% and back-up material — 20%.

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

3.5.	Property, plant and equipment (continued)

Leased assets

Assets intended for leasing (bank automation equipment) are recorded at cost of acquisition and/or production, monetarily adjusted through December 31, 1995. Depreciation is calculated in accordance with the respective lease contract term. Income from leasing of such assets is accounted for in accordance with the installment amount of contracts.

3.6.	Investments

Are carried at acquisition cost, monetarily adjusted through December 31, 1995.

3.7.	Suppliers

Are recorded and maintained in the balance sheet at the nominal value of the debt instruments.

3.8.	Loans and financing

Are recorded at original value plus exchange or monetary variation and interest accrued to the balance sheet date.

3.9.	Provision for income tax

Is calculated on net income, adjusted by additions and deductions in accordance with tax law, at a rate of 15% plus an additional 10% on taxable income which exceeds R$ 240,000 per year. The portion of income tax on tax-exempt activities (SUDAM — Superintendency for the Development of the Amazon) is charged to income for the period and credited to capital reserve (investment subsidy). Until December 31, 1997, in addition to the tax incentive of SUDAM, the Company and its subsidiary (Procomp Industria Eletronica Ltda.) were granted an income tax reduction up to 50% of the portion of tax calculated at the rate of 15%, relating to expenses incurred in research and development of the computer area. The provision for income tax is charged to income for the year, net of this incentive amount. The income and social contribution taxes on temporary differences are deferred.

3.10.	Provision for social contribution

Is calculated at a rate of 8% on income for the year, adjusted by additions and deductions in accordance with tax law.

3.11.	ICMS incentives (State Value-Added Tax)

Procomp Amazonia Industria Eletronica S.A. pays 15% of the ICMS (state value-added tax) amount due for goods sold whose products have been previously approved by SUFRAMA/Secretary of Industry and Commerce of the Amazon and from June 1997 to December 1998 there occurred a reduction on the basis of calculation on the ICMS of these goods that resulted in a single taxation of 7%. The Company also has a 50% reduction of the ICMS on sales of products that it does not manufacture (the majority consisting of imported goods). The amount that corresponds to the above tax incentives (ICMS not paid) is debited to income for the year as if it were due and credited to the capital reserve account (investment subsidy).

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

3.12.	Provision for vacation and social changes

Is calculated based on salaries in effect at the balance sheet date according to the vacation period earned but not taken (from the date of admission or prior acquisition period to the balance sheet date), plus special bonus (1/3 of salary) and respective social charges.

3.13.	Related-party transactions

Transactions (purchase and sale of products and services) between the companies are conducted under normal market conditions and recorded in accounts receivable/payable, respectively. Transactions originating from businesses other than those related to the Company’s normal operations are recorded in specific long-term accounts.

3.14.	Gross sales and services revenues

Revenues from sale of equipment and software are recorded in income in the month in which the assets are sold. Revenues from leased equipment and technical assistance services are recorded monthly in income, according to the terms of the respective contracts.

3.15.	Cost of services rendered

• The cost of technical assistance services consists principally of allocation of labor, average cost of acquisition of material and amortization/depreciation of components and parts (back-up material) utilized in the services rendered.

• The cost for leasing services refers to the appropriation of depreciation of leased equipment, according to the terms of the contracts.

4. CONSOLIDATION

In preparing the consolidated financial statements, the following were eliminated: the balances (accounts receivable and payable and intercompany loans) and transactions (income and expenses) arising from business between consolidated companies. The shareholders’ equity and net income have been adjusted by the unearned income relating to the sale of inventories and assets assigned for leasing, net of tax effects.

Subsidiary companies included in the consolidation

	Procomp Industria				Procomp Comercio e
	Eletronica Ltda.		Mecaf Eletronica S.A		Servicos Ltda.

	1998	1997	1998	1997	1998	1997
Shares/quotes held	95,837,001	95,837,001	78,480	—	99,999	—

Ownership (%)	99.99%	99.99%	99.99%	—	99.99%	—

Capital Stock	95,837,003	95,837,003	10,557,627	—	100,000	—

Net income/(loss) for the year	3,115,341	(4,185,467)	4,687,773	—	(827,070)	—

Shareholders’ equity/(deficit)	94,075,718	90,868,884	6,917,534	—	(725,688)	—

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

4. CONSOLIDATION (continued)

In addition to the above mentioned subsidiaries, the net income of Procomp Industria Eletronica Ltda. through June 1997 has also been included in the consolidation. On July 30, 1997, Procomp Eletronica Ltda. was merged into Procomp Industria Eletronica Ltda., based on the balance sheet as of June 30, 1997.

In February 1998, Procomp Industria Eletronica Ltda. acquired 51% of the capital of Mecaf Eletronica S.A (Mecaf) (previously it held 49%) and now it has an interest of 99.99%.

Procomp Comercio e Servicos Ltda. (PCS) started its operations in April 1998.

The financial statements of the subsidiaries Mecaf Eletronica S.A. and Procomp Comercio e Servicos Ltda., recorded under the cost method in the official records, for not being considered relevant, were consolidated into the accompanying financial statements for the year ended December 31, 1998

5. RELATED-PARTY LOANS

	Receivable		Payable

	1998	1997	1998	1997

	R$	R$	R$	R$
Procomp Argentina S.A.	206,436	88,911	—	—

PDV Comercio e Representacoes Ltda.	—	—	—	16,181

Mecaf Eletronica S.A.	—	1,528,000	—	—

Total	206,436	1,616,911	—	16,181

6. COLLATERALIZED MARKETABLE SECURITIES

Refers to investments in bank deposit certificates — CDB, with monthly maturity from January 1999 to December 2000, subject to 20% interest per annum. These investments are linked to the sale of equipment manufactured by the Company. On December 31, 1998, these investments total R$ 10,985,593, of which R$ 4,734,205 (in 1997, R$ 3,524,553) is recorded in short-term investments and R$ 6,251,388 (in 1997, R$ 7,866,710) in long-term assets.

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

7. INVENTORIES

	1998	1997

	R$	R$
Finished products	11,696,580	6,488,498

Materials held for resale	1,351,904	2,409,169

Raw materials	46,706,602	28,510,426

Material held for demonstration purposes	2,890,116	4,069,310

Material on loan	349,944	1,414,140

Material in repair	1,202,068	816,234

Other material held by third parties	3,108,466	561,461

Technical assistance — consumption material	11,913,600	9,195,489

Material in transit	1,879,665	535,988

Allowance for losses from materials on demonstration and on loan	(3,281,684)	(4,903,030)

Total	77,817,261	49,097,685

Technical assistance inventory	7,998,381	6,117,727

Allowance for obsolescence	(3,691,414)	(3,563,638)

Total	4,306,967	2,554,089

During 1997, a portion of the back-up material assigned for providing technical assistance services, in the amount of R$ 6,586,000, was transferred to fixed assets and is being depreciated at an annual rate of 20%.

8. PROPERTY, PLANT AND EQUIPMENT

	1998			1997

		Accumulated
	Cost	Depreciation	Net	Net

	R$	R$	R$	R$
Industrial machinery, equipment and devices	1,133,195	(730,401)	402,794	406,835

Furniture and fixtures	3,187,903	(1,461,505)	1,726,398	1,668,411

Computer equipment	4,548,279	(2,446,379)	2,101,900	2,244,370

Installations	1,704,382	(793,503)	910,879	474,152

Rights of use of telephone lines	996,647	—	996,647	984,201

Rights of use of software	7,737,878	(6,003,716)	1,734,162	2,806,904

Vehicles	536,959	(218,701)	318,258	298,897

Back-up material	9,610,747	(2,965,332)	6,645,415	7,742,346

Other fixed assets	7,811,012	(5,579,577)	2,231,435	991,042

Subtotal	37,267,002	(20,199,114)	17,067,888	17,617,158

Leased assets	43,564,582	(38,207,267)	5,357,315	9,480,509

Total	80,831,584	(58,406,381)	22,425,203	27,097,667

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

9. LOANS AND FINANCING

	1998	1997

	R$	R$
Short term	54,634,332	7,704,382

Long term	154,769	795,295

Total	54,789,101	8,499,677

Short term financing relates to the importation of assets, used in the Company’s activities, that is subject to exchange variation, plus Libor and variable spreads with maturity in September 1999 and, also, financing obtained from Diebold, Inc. and Verifone Inc., with maturity on a quarterly basis (final maturity in March 2000), that are subject to exchange variation plus interest of 11% per annum, a portion of which is long-term.

10. NET SALES AND SERVICES REVENUES AND COSTS OF GOODS SOLD AND OF SERVICES RENDERED BY ACTIVITY

Net sales and services revenues and costs of goods sold and services rendered are distributed by activity as follows:

	Revenue		Cost

	1998	1997	1998	1997

	R$	R$	R$	R$
Sale of equipment — hardware	288,650,167	164,988,174	240,812,904	107,773,659

Sale of software and related services	42,212,782	24,011,006	34,296,502	28,757,856

Leasing of equipment	12,939,334	17,770,298	6,923,758	15,838,302

Technical assistance services	79,332,259	71,610,193	58,281,184	52,464,777

Total	423,134,542	278,379,671	340,314,348	204,834,594

11. RECONCILIATION BETWEEN PROVISION AND ACCRUAL FOR INCOME AND SOCIAL CONTRIBUTION TAX

	1998	1997

	R$	R$
Description

Income tax and social contribution — current expense	8,034,594	10,199,778

(-) Income tax on operating profit — activity under tax incentive (shareholders’ equity — capital reserve)	(3,318,074)	(5,978,546)

(-) Withholding income tax on financial investments and services paid	(1,662,970)	(386,054)

(-) Prepaid income tax and social contribution	(1,888,419)	(2,917,849)

(-) Prior year income tax adjustments	(209,198)	—

Accrual for income and social contribution tax	955,933	917,329

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

11. RECONCILIATION BETWEEN PROVISION AND ACCRUAL FOR INCOME AND SOCIAL CONTRIBUTION TAX (continued)

Deferred income tax

The balances on December 31 for deferred income tax consist as follows:

	1998	1997

	R$	R$
Taxable temporary differences	13,947,373	14,366,464

Depreciation differences — agreement rates versus tax rates	1,305,760	2,494,776

Unearned income on intercompany sales	1,666,615	3,503,382

Total	16,919,748	20,364,622

Income tax — assets	4,229,940	5,091,156

Income tax — capital reserve	(322,908)	(849,474)

Social contribution	1,249,119	1,629,170

Total	5,156,151	5,870,852

12. CAPITAL SHARE

The subscribed and paid-in capital is represented by 115,590,267 common, nominative shares without nominal value, distributed as follows:

	Shares	Ownership %

Eric Jan Roorda	35,059,516	30.3%

Erich Muschellack	30,575,495	26.4%

Roberto Rauh	24,236,673	21.0%

ML America Investments Ltd.	19,982,090	17.3%

Fernando Antonio Leme	5,736,491	5.0%

Paulo Ferreira Aratangy	1	—

Paulo Cesar Carmona Felizardo	1	—

Total	115,590,267	100.0%

13. CONTINGENCIES

The Company and its subsidiaries are challenging in court the claims filed by ex-employees which, as of December 31, 1998, amounted to R$ 4,754,500. Based on its legal counsel’s estimate of the amount of potential losses, the company recorded an accrual for labor contingencies which, as of December 31, 1998, amounted to R$ 1,636,275 (in 1997, R$ 1,083,337).

PROCOMP AMAZONIA INDUSTRIA ELETRONICA S.A. AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (audited)
(Amounts in Brazilian reais — R$)

14. YEAR 2000

The Company and its subsidiaries are developing a program for adapting its computer systems to the year 2000. In this regard, the Company and its subsidiaries are investing in projects of systems and software to ensure the proper functioning of the systems. Management does not expect the occurrence of material effects on the recording of their transactions after December 31, 1999.

15. SUBSEQUENT EVENT

In mid January 1999, the Central Bank of Brazil changed the Brazilian exchange policy and extinguished the so-called exchange band by which it managed the floating margin of the Brazilian real in relation to the dollar of the United States, thus, allowing the market to be free to negotiate the exchange rate without the Central Bank’s interference. As a result the Brazilian real devalued by 40% through February 25, 1999 relative to the dollar of the United States when compared to the rate prevailing on December 31, 1998. To date, it is not possible to determine to what extent the new exchange rate will impact the Company’s operations.

DIEBOLD, INCORPORATED AND SUBSIDIARIES

UNAUDITED PRO FORMA FINANCIAL DATA

The following Unaudited Pro Forma Condensed Consolidated Balance Sheets as of September 30, 1999 were prepared assuming the acquisition of Procomp had been consummated on September 30, 1999. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 1998 and for the Nine Months ended September 30, 1999 were prepared assuming the acquisition of Procomp had occurred on January 1, 1998 and January 1, 1999, respectively. The acquisition of Procomp has been accounted for as a purchase business combination and, accordingly, the purchase price has been allocated to identifiable tangible and intangible assets acquired and liabilities assumed, based upon their respective fair values, with the excess allocated to goodwill to be amortized over the estimated economic lives from the respective dates of acquisition. The pro forma financial information does not purport to represent what the Registrant’s consolidated results of operations would have been if the acquisition had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of the Registrant. The pro forma adjustments are based on currently available information, certain assumptions that management believes are reasonable, the translation from Brazilian reais to United States dollars, and the translation from Brazilian GAAP to US GAAP.

DIEBOLD, INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 1999
(In U.S. Dollars in thousands)

	(1)	(2)	(3)	(4)
	Diebold Inc.	Procomp	Adjustments	Consolidated

ASSETS

Current Assets

Cash and cash equivalents	$16,805	$18,194	$(2,357)	$32,642

Short-term investments	43,438	8,800	—	52,238

Trade and notes receivable	319,821	32,498	(15,428)	336,891

Inventories	127,818	45,870	—	173,688

Prepaid expenses and other current assets	72,817	28,079	—	100,896

Total current assets	580,699	133,441	(17,785)	696,355

Securities and other investments	215,337	1,799	—	217,136

Property, plant and equipment, at cost	292,380	12,896	—	305,276

Less accumulated depreciation and amortization	147,631	—	—	147,631

	144,749	12,896	—	157,645

Finance receivables	71,342	558	—	71,900

Other assets	87,329	4,099	130,068	221,496

	$1,099,456	$152,793	$112,283	$1,364,532

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities

Accounts payable and other current liabilities	$190,783	$31,605	$(15,428)	$206,960

Current notes payable	—	28,945	178,000	206,945

Deferred income	76,125	—	—	76,125

Total current liabilities	266,908	60,550	162,572	490,030

Bonds payable	20,800	—	—	20,800

Pensions	25,245	—	—	25,245

Postretirement benefits	22,395	—	—	22,395

Minority interests	3,928	1	—	3,929

Shareholders’ equity

Common shares	87,012	—	2,138	89,150

Additional capital	45,795	63,369	(23,554)	85,610

Retained earnings	666,538	28,873	(28,873)	666,538

Treasury shares	(23,067)	—	—	(23,067)

Accumulated other comprehensive income	(15,257)	—	—	(15,257)

Other	(841)	—	—	(841)

Total shareholders’ equity	760,180	92,242	(50,289)	802,133

	$1,099,456	$152,793	$112,283	$1,364,532

1)	Reflects the Unaudited Condensed Consolidated Balance Sheets of Diebold, Inc. and Subsidiaries as of September 30, 1999, previously presented on Form 10-Q.

2)	Reflects the Unaudited Condensed Consolidated Balance Sheets of Procomp as of September 30, 1999, in accordance with U.S. generally accepted accounting principles. Certain amounts have been reclassified to conform to the Registrant’s presentation.

3)	Reflects adjustments made to present Pro Forma Condensed Consolidated Balance Sheets. Please refer to notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

4)	Reflects the Condensed Consolidated Balance Sheets of the Registrant, on a pro forma basis assuming the acquisition of Procomp.

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

DIEBOLD, INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1998
(In U.S. dollars in thousands except per share amounts)

	(1)	(2)	(3)	(4)
Net sales	Diebold, Inc.	Procomp	Adjustments	Consolidated

Products	$750,161	$241,676	$(21,380)	$970,457

Services	435,546	112,974	—	548,520

	1,185,707	354,650	(21,380)	1,518,977

Cost of sales

Products	462,788	204,898	(17,916)	649,770

Special charges	9,864	—	—	9,864

Services	306,805	81,018	—	387,823

	779,457	285,916	(17,916)	1,047,457

Gross profit	406,250	68,734	(3,464)	471,520

Selling and administrative expense	194,535	37,038	—	231,573

Research, development and engineering expense	54,215	7,652	—	61,867

Realignment charges	51,253	—	—	51,253

	300,003	44,690	—	344,693

Operating profit	106,247	24,044	(3,464)	126,827

Investment income	18,587	—	—	18,587

Miscellaneous, net	(3,184)	4,432	(18,649)	(17,401)

Minority interest	(1,843)	—	—	(1,843)

Income/(loss) before taxes	119,807	28,476	(22,113)	126,170

(Taxes)/benefit on income	(43,659)	(4,502)	2,235	(45,926)

Net income	$76,148	$23,974	$(19,878)	$80,244

Basic weighted — average shares outstanding	68,960			70,524

Diluted weighted — average shares outstanding	69,310			70,874

Basic earnings per share	$1.10			$1.14

Diluted earnings per share	$1.10			$1.13

1)	Reflects the Unaudited Condensed Consolidated Statements of Income of Diebold, Inc. and Subsidiaries for the Year Ended December 31, 1998, previously presented on Form 10-K.

2)	Reflects the Unaudited Condensed Consolidated Statements of Income of Procomp for the year ended December 31, 1998, in accordance with U.S. generally accepted accounting principles. Certain amounts have been reclassified to conform to the Registrant’s presentation.

3)	Reflects adjustments made to present Pro Forma Condensed Consolidated Statements of Income. Please refer to notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

4)	Reflects the Unaudited Condensed Consolidated Statements of Income of the Registrant, on a pro forma basis assuming the acquisition of Procomp.

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

DIEBOLD, INCORPORATED AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
(In U.S. dollars in thousands except per share amounts)

	(5)	(6)	(7)	(8)
Net sales	Diebold, Inc.	Procomp	Adjustments	Consolidated

Products	$534,495	$164,586	$(18,104)	$680,977

Services	358,762	57,509	—	416,271

Cost of sales	893,257	222,095	(18,104)	1,097,248

Products	312,003	145,752	(16,892)	440,863

Services	255,343	42,302	—	297,645

	567,346	188,054	(16,892)	738,508

Gross profit	325,911	34,041	(1,212)	358,740

Selling and administrative expense	153,653	26,119	—	179,772

Research, development and engineering expense	35,532	2,678	—	38,210

	189,185	28,797	—	217,982

Operating profit	136,726	5,244	(1,212)	140,758

Investment income	15,579	—	—	15,579

Miscellaneous, net	(5,789)	(6,573)	(13,553)	(25,915)

Minority interest	(674)	—	—	(674)

Income /(loss) before taxes	145,842	(1,329)	(14,765)	129,748

(Taxes)/benefit on income	(52,503)	904	4,890	(46,709)

Net income/(loss)	$93,339	$(425)	$(9,875)	$83,039

Basic weighted — average shares outstanding	68,943			70,654

Diluted weighted — average shares outstanding	69,160			70,870

Basic earnings per share	$1.35			$1.18

Diluted earnings per share	$1.35			$1.17

5)	Reflects the Unaudited Condensed Consolidated Statements of Income of Diebold, Inc. and Subsidiaries for the Nine Months Ended September 30, 1999, previously presented on Form 10-Q.

6)	Reflects the Unaudited Condensed Consolidated Statements of Income of Procomp for the Nine Months Ended September 30, 1999, in accordance with U.S. generally accepted accounting principles. Certain amounts have been reclassified to conform to the Registrant’s presentation. Results in 1999 were severely impacted by the devaluation of the Brazilian reais beginning in January 1999.

7)	Reflects adjustments made to present Pro Forma Condensed Consolidated Statements of Income. Please refer to notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

8)	Reflects the Unaudited Condensed Consolidated Statements of Income of the Registrant, on a pro forma basis assuming the acquisition of Procomp. Results in 1999 were severely impacted by the devaluation of the Brazilian reais beginning in January 1999.

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

DIEBOLD, INCORPORATED AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(In U.S. dollars in thousands except per share amounts)

NOTE 1 — BASIS OF PRESENTATION

The Unaudited Pro Forma Condensed Consolidated Financial Statements do not give effect to any potential cost savings and synergies that could result from the acquisitions included therein. Management believes that the assumptions used provide a reasonable basis for presenting all of the significant effects of the acquisitions included therein, that the pro forma adjustments give appropriate effect to those assumptions, and that the pro forma adjustments are properly applied in the Unaudited Pro Forma Condensed Consolidated Financial Statements.

NOTE 2 — PRO FORMA ADJUSTMENTS

Balance sheet adjustments were made to record the acquisition, eliminate inter-company receivables and payables and to eliminate subsidiary equity. The acquisition was effected through the payment of $2,357 in cash, drawing on short term lines of credit for $178,000 and issuing 1,710,214 Common Shares with a fair market value of $41,953.

Income statement adjustments were made to eliminate inter-company sales, to record amortization of the goodwill from the purchase, to record interest expense for the short term debt used to finance the acquisition, and to adjust income tax expense to the proper effective tax rate.

NOTE 3 — BASIC AND DILUTED EARNINGS PER SHARE

The basic and diluted earnings per share computations are based on the weighted-average number of shares outstanding during each period

DIEBOLD, INCORPORATED AND SUBSIDIARIES
EXHIBITS

Exhibit No.

10.	Stock Purchase Agreement between Diebold, Incorporated and Procomp Amazonia Industria Eletronica S.A.— incorporated by reference to Exhibit 10 to Registrant’s Form 8-K dated October 21, 1999.

99.	Press Release — incorporated by reference to Exhibit 99 to the Registrant’s Form 8-K dated October 21, 1999.

DIEBOLD INCORPORATED AND SUBSIDIARIES
FORM 8-K/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIEBOLD, INCORPORATED

(Registrant)

Date:	January 3, 2000	By: /s/ Robert L. Stockamp

Robert L. Stockamp

Vice President and Controller

(Interim Principal Accounting and

Financial Officer)

DIEBOLD, INCORPORATED AND SUBSIDIARIES
FORM 8-K/A

INDEX TO EXHIBITS

Exhibit No.		Page No.

10.	Stock Purchase Agreement between Diebold, Incorporated and Procomp Amazonia Industria Eletronica S.A.— incorporated by reference to Exhibit 10 to Registrant’s Form 8-K dated October 21, 1999.	—

99.	Press Release — incorporated by reference to Exhibit 99 to the Registrant’s Form 8-K dated October 21, 1999.	—